SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Credit Opportunities Fund

(Name of Registrant as Specified in Its Charter)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2)	Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4)	Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5)	Total fee paid:
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ]	Fee paid previously with preliminary materials.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2)	Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3)	Filing Party:
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4)	Date Filed:
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

EATON VANCE CREDIT OPPORTUNITIES FUND Two International Place Boston, MA 02110

ADJOURNMENT MESSAGE – URGENT ACTION REQUESTED

We recently sent you proxy materials regarding the Special Meeting of Shareholders scheduled to be held on January 22, 2010. The Special Meeting has been adjourned to February 26, 2010 at 3:30 p.m. Our records indicate that we have not received your vote. We urge you to vote TODAY so we can obtain a sufficient number of votes to hold the adjourned meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote The Enclosed Card Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. We urge you to vote your proxy now. You and all other Fund shareholders will benefit from your cooperation.

The Board of Trustees recommends a vote “FOR” the proposal to approve an Agreement and Plan of Reorganization, as detailed in your proxy statement. A copy of the proxy statement is available by calling the toll free number shown below.

1-800-714-3305

Eaton Vance Credit Opportunities Fund
Your vote is urgently	has made it very easy for you to vote.
Choose one of the following methods:
needed!
	•	Speak to a live proxy specialist by calling
Please vote now to be sure		1-800-714-3305. We can answer your
questions and record your vote. (Open:
your vote is received in time		M-F 8am – 10pm, Sat 11am – 5pm ET)

for the	•	Fax your vote to: 718-559-4095.

February 26, 2010	•	Mail in your signed proxy card in the
Federal Express envelope provided.
Adjourned Special Meeting
EOE ADJO
of Shareholders.

Voting takes only a few minutes.
Thank you for your participation in this
important matter.